                                                                         Exhibit 10.12
                                  OFFICE LEASE

     THIS  LEASE,  made  this  1st  day  of  January  1999,   between  Americana
Publishing,  Inc.,  303 San Mateo  NE,  Suite  104A,  Albuquerque,  New  Mexico,
hereinafter referred to "Tenant", and B. H. Capital Limited hereinafter referred to as "Landlord".

     WITNESSETH:

     NOW,  THEREFORE,  it is  mutually  agreed by and  between  the  parties  as follows:

     WHEREAS,  Tenant is desirous of leasing  and hiring from  Landlord  certain premises located in that certain building located at 303 San Mateo Blvd.,  N.E.,
City of  Albuquerque,  County  of  Bernalillo,  State of New  Mexico,  hereafter referred to as the "Building".

DESCRIPTION OF PROPERTY AND TERM:

     1. (a) For and in  consideration  of the  agreement  of  Tenant  to pay the rental and other sums herein  provided  for and to perform the terms,  covenants and conditions on its part herein contained, the full performance and observance of which and all  thereof  being  hereby  agreed  by  Tenant  to the  conditions precedent and  subsequent to the covenants on the part of Landlord,  and, at the option of Landlord,  to the continuance of this lease, Landlord hereby leases to
Tenant, and Tenant hereby hires and takes from Landlord certain space located on the 1st floor of the building and designated on the attached Exhibit "A".

     (b) The term of this lease shall be for a period of 3 years,  commencing on
January 1, 1999.

RENTAL:

2.   (a)  Tenant  agrees to pay,  as  minimum  rental,  at such  place as may be designated  from  time to time,  by  Landlord,  the sum of  Three  Thousand
     Dollars  and  no/100  ($3,000)  per month,  payable in lawful  money of the
     United States in advance on the first day of each calendar month during the lease  term,  without  any  deduction  or  offset  whatsoever.  If the term commences  on any day other  than the first day of the  calendar  month,  a prorata friction of a full month's rental shall be paid on the first day of said lease term and a corresponding  prorata fraction shall be paid for the partial month at the end of said lease term.  Tenant  further agrees to pay
     Landlord  any  excise,  sales or  privilege  tax  imposed  or levied by any government or governmental agency upon Landlord on account of this lease or the rental paid hereunder.

     (b) Tenant  agrees to be liable for damage to the premises in an amount not to exceed  $3,000.00,  normal wear and tear  accepted.  The  Landlord and Tenant shall  jointly  inspect  and  verify  the  existing  condition  of the  premises following lease execution.

3.   (a) Tenant shall use the premises for Offices and for no other purpose.

     (b) Tenant  shall not commit,  or suffer to be  committed  any  nuisance or other  act or thing  against  public  policy,  or which  may  disturb  the quiet enjoyment of any other tenant of the  building.  Tenant  agrees not to deface or damage the building in any manner or overload the floors of the premises.

     (c) Tenant  agrees not to use or permit the use of the premises or any part thereof  for any  purpose  prohibited  by law,  and Tenant  agrees,  at its sole expense,  to  comply  with  and  conform  to  all  of  the  requirements  of all
governmental   authorities  having  jurisdiction  thereof,  present  or  future, relating  in  any  way to the  condition,  use  and  occupancy  of the  premises throughout the entire term of this lease.

     (d) No goods,  merchandise  or materials  shall be kept,  stored or sold by
Tenant in or about the premises which are in any way hazardous, and Tenant shall not suffer or permit any acts of omission or  commission  to be done on or about the premises  which will  increase the existing rate of fire  insurance.  If the said insurance rate is increased by such an act, then the increased cost of such insurance  on the  building  shall be paid by Tenant to  Landlord  with the next succeeding installment of rental. Tenant, at its sole expense, shall comply with any and all requirements of any insurance  organization or company necessary for the maintenance of reasonable fire and public liability  insurance  covering the premises and the building.

SERVICES AND UTILITIES:

4.   (a.)  Landlord  agrees to  provide  110 volt  wiring  and  electricity  for
     lighting   and   light   office   machines,   water,   heat,   refrigerated
     air-conditioning,  window cleaning,  janitorial service three times a week, and  building  maintenance  service.  Landlord  shall not be liable for the stoppage or interruption of any said services or utilities caused by riots, strikes,  labor  disputes,  or accidents,  necessary  repairs or conditions beyond Landlord's control.

     (b.)  Landlord  shall furnish  heating,  ventilation  and air  conditioning
("HVAC") for the premises as required in Landlord's  judgment for the condonable and normal occupancy of the premises.

PARKING:

5.   Landlord  agrees to provide  designated  off street  parking spaces for the joint use of all the tenants of the 303 San Mateo Blvd., N.E., Building and their invitees. It is understood and agreed that if, in the sole opinion of the  Landlord,  Parking  in the common  area  parking  lot of the  building becomes overcrowded, Landlord may specifically restrict Tenants use of said parking lot to not more than five (5) vehicles at any one time.

ACCEPTANCE OF PREMISES:

6.   No representations,  except such as are contained herein, have been made to
     Tenant respecting the condition of the premises. By entry hereunder, Tenant accepts the premises as being free from defects and in good, clean sanitary order,  condition  and  repair,  and  agrees to keep the  premises  in such condition.  Tenant  further  agrees  on the  last  day of the  term  hereby created,  or sooner  termination of this lease,  to surrender auto Landlord the premises in the same condition as when received, ordinary wear and tear excepted.

DESTRUCTION OF PREMISES:

7.   In the event of a partial or total  destruction of the premises  during the lease  term from any cause  other than by failure or neglect on the part of the Tenant to perform or observe any term,  covenant or  condition  hereof,
     Landlord shall  forthwith  repair the same,  unless Landlord shall elect to terminate this lease as hereinafter set forth.  Such  destruction  shall in nowise annul or void this lease,  except that Tenant shall be entitled to a proportionate  reduction  of the rental  while such repairs are being made, such  proportionate  reduction  to be based  upon the  extent  to which the making of such repairs shall  interfere with business  carried on by Tenant on or about said premises.  In respect to any damage or  destruction  which
     Landlord is  obligated  to repair or my elect to repair  under the terms of this paragraph,  Tenant hereby waives all rights under any law in existence during the term of this lease  authorizing  the termination of a lease upon the complete or partial  destruction of the leased  premises.  In the event that the premises are partially or totally destroyed by a cause or casualty other than those covered by fire and extended coverage insurance, or in the event that the building is destroyed by any cause or casualty to the extent of not less  than  thirty-three  and  one-third  (33 1/3%)  percent  of the replacement cost thereof,  whether the premises be damaged or not, Landlord may elect to terminate  this lease by giving notice to Tenant within ninety
     (90) days after the occurrence of such destruction.

EMINENT DOMAIN:

8.   If any part of the premises shall be taken for public or  quasi-public  use by right of eminent domain or  transferred by agreement in connection  with such public or quasi-public use, with or without any condemnation action or proceeding  being  instituted,  this lease shall  terminate  as of the date title shall vest in the condemnor. All compensation or damages awarded upon such taking or transfer shall go to Landlord and Tenant shall have no claim thereto.

ALTERATION AND IMROVEMENTS:

9.   (a) Tenant  shall  construct  and  install at its sole  expense any and all leasehold  improvements  and fixtures,  subject to the terms and conditions herein  contained,  it being  expressly  understood  that  Landlord's  sole construction obligation is to construct and install, in accordance with the general standards of the building, the walls, doors,  carpeting,  furnished
     ceiling,  central  toilet  facilities,   and  such  finished  partitioning,
     electrical  outlets and electrical  fixtures as may be shown on Exhibit "A"
     attached hereto. Tenant agrees not to make any alterations of, or additions to the premises  without the prior  written  consent of  Landlord,  and any alterations  of, or additions to the premises except movable trade fixtures and equipment  shall take place under the supervision of Landlord and shall
     become  a  part  of  the  realty.   Tenant  shall  keep  the  premises  and
     improvements  thereon free and clear of all liens arising out of or claimed by reason of any work performed, material furnished or obligations incurred by or at the  instance  of Tenant,  and  indemnify  and save  Landlord  the premises and the building  harmless of all such liens or claims of lien and all  attorney's  fees and  other  costs  and  expenses  incurred  by reason thereof.

     (b) Landlord  shall have the right at any time to alter,  repair or improve the premises and the building,  subject to the terms of the Real Estate Contract and Landlord and its representatives for that purpose may enter on and about the premises and the building with such material as Landlord may deem necessary, and may  erect  scaffolding  and all  other  necessary  structures  on or about  the premises and the building. Tenant waives any claim for damages including loss of business  resulting  therefrom.  In  the  exercise  of  its  rights  under  this subparagraph  Landlord  shall not  unreasonably  interfere  with the  conduct of
Tenants business.

TAXES:

10.  In addition to the minimum  monthly rent in Paragraph 2. (a) above,  Tenant agrees to pay zero  percent of any and all  increases  in real estate taxes levied or assessed  against the real property of which the building and the premises are a paid over and above the amount of such taxes or  assessments during the  calendar  year Tenant,  upon demand,  shall pay such amounts to
     Landlord with the next succeeding installment of rental.

LIABILITY:

11.  Tenant  agrees  that  Landlord  shall  not at  any  time  or to any  extent whatsoever be liable,  responsible or in anywise  accountable for any loss, injury,  death or damage to persons or  property,  from any cause or causes whatsoever, which at any time may be suffered or sustained by Tenant, or by any person  whosoever  at any time may be using  occupying  or visiting the premises,  and Tenant agrees to indemnify  and save Landlord  harmless from any and all  claims,  liabilities,  losses,  damages,  costs  and  expenses whatsoever  arising out of any such loss,  injury,  death or damage however occurring. Tenant agrees to pay for all damages done to the premises or the building by Tenant or any person or persons  permitted  on the  premises by
     Tenant.

ENTRY BY LANDLORD:

12.  Landlord and its representatives shall have the right to enter the premises at all  reasonable  times to  inspect  the  same,  to make  repairs  and to maintain  the  building,  to post such  reasonable  notices as Landlord may desire to protect its rights,  or, during the ninety (90) days prior to the expiration of this lease,  to exhibit the premises to  prospective  tenants and to place upon the doors or in the windows of the  premises any usual or ordinary "to Let" or "to Lease" signs.

TENANT'S FIXTURES:

13.  Tenant,  at any time  Tenant is not in  default  hereunder,  may remove its movable trade fixtures and equipment, and upon expiration or termination of this lease,  if so  requested  by  Landlord,  shall remove all fixtures and equipment installed on the premises by Tenant, whether of not such fixtures and equipment are fastened to the building and  regardless of the manner in which they are so  fastened;  provided,  however,  that Tenant  shall fully repair  damage of any kind or  character  occasioned  by the removal of any such  fixtures or equipment  and shall leave the premises and building in a good, clean and sanitary condition.

ASSIGNMENT AND SUBLETTING:

14.  (a) Tenant  shall not assign this  lease,  nor sublet all or any portion of the  premises,  not  permit the use of all or any part of the  premises  by persons  other than  Tenant,  its  servants  and agents,  without the prior
     written  consent  of  Landlord,  and  any  such  assignment,   sublease  or
     permission  without  such  consent  shall be void  and,  at the  option  of
     Landlord ' shall terminate this lease.

     (b) Tenant agrees that in the event any  proceedings  under the  Bankruptcy
Act or any  amendment  thereto be commenced by or against  Tenant and if against
Tenant, said proceedings shall not be dismissed before either an adjudication in bankruptcy  or  the  confirmation  of  a  composition  arrangement  or  plan  of reorganization,  or in the  event  Tenant  be  adjudged  insolvent  or  make  an assignment  for the  benefit of its  creditors,  or if a writ of  attachment  or execution be levied on the leasehold  estate hereby  created and be not released or satisfied within fifteen (15) days thereafter,  or if a receiver be appointed in any  proceeding  or action to which Tenant is a party with  authority to take possession  or control of the  premises  or the  business  conducted  thereon by
Tenant and such receiver be not discharged  within a period of fifteen (15) days after his appointment any such event shall  constitute a breach of this lease by
Tenant  and,  at the option of  Landlord  and  without  notice or entry or other action of  Landlord,  shall  terminate  this lease and also all rights of Tenant under this lease and any and all persons  claiming  under Tenant,  in and to the premises.

RULES AND REGULATIONS:

15.  Landlord  shall  have the right  from time to time to  prescribe  rules and regulations,  which in its judgment may be desirable,  for the use,  entry, operation and  management  of the premises and the building,  each of which rules and regulations  shall become a part of this lease.  Tenant agrees to comply with such rules and regulations,  provided, however, that such rules and  regulations  shall not  contradict  or abrogate any right or privilege herein expressly granted to Tenant.

SIGNS:

16.  Tenant  shall not place or  permit  to be  placed  any sign,  advertisement notice  or  other  display  on any part of the  inside  or  outside  of the premises,  except of such color,  size and style and in such  locations  as shall be  designated  by Landlord.  Tenant upon request of Landlord,  shall immediately remove any sign,  advertisement,  notice or other display which
     Tenant  has placed or  permitted  to be placed on any part of the inside or
     outside  of  the  premises,   which,   in  the  opinion  of  Landlord,   is
     objectionable,  offensive or not in good taste, and if Tenant shall fail to do so,  Landlord  may enter the premises and remove the same at the expense of Tenant.

DEFAULT:

17.  If Tenant  shall fail to pay any part of the rent  herein  provided  or any other sum  required by this lease to be paid to Landlord at the times or in the  term  provided,  or if  default  shall  be  made  in any of the  other covenants or  conditions  on its part agreed to be  performed,  and if such failure to pay rent or such other such default shall  continue for ten (10)
     days after written notice  thereof from Landlord to Tenant,  then Landlord, besides such other rights or remedies it may have, may either (a) terminate this  lease,  or (b)  re-enter  the  premises  by  summary  proceedings  or otherwise,  remove all  persons  and  property  from the  premises  without liability to any person for damages,  sustained by reason of such  removal, and  re-let the  premises  at such  rental  and upon such  other  terms and conditions as Landlord in its sole discretion may deem  advisable.  In such event  Tenant shall  remain  liable for the monthly  rent  reserved in this lease, plus the reasonable cost of obtaining possession of the premises and of any repairs and  alterations  necessary to prepare them for  re-letting, less the refits received from such re-letting,  if any. Any and all monthly deficiencies  so payable by Tenant shall be paid monthly on the date herein provided for the payment of rent. No such re-entry or taking  possession of the  premises by Landlord  shall be construed as an election on its part to terminate  this lease unless a written notice of such intention be given to
     Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.  Notwithstanding  any such  re-letting  without  termination,
     Landlord may at any time thereafter  elect to terminate this lease for such previous  breach.  Should Landlord at any time terminate this lease for any breach in addition to any other  remedies it may have,  it may recover from
     Tenant all  damages it may incur by reason of such  breach,  including  the cost of  recovering  the  premises,  and including the worth at the time of such  termination of the excess,  if any, of the amount of rent and charges equivalent  to rent  reserved in this lease for the remainder of the stated
     term  over  the  then  reasonable  rental  value  of the  premises  for the remainder of the stated term all of which amounts shall be immediately  due and payable from Tenant to Landlord.

ATTORNEY'S FEES:

18.  (a) If any  person  not a party to this  lease  shall  institute  an action against Tenant in which Landlord, involuntarily and without cause, shall be made a party defendant,  Tenant shall indemnify and save Landlord  harmless from all liabilities by reason  thereof,  including  reasonable  attorney's fees and all costs incurred by Landlord in such action.

     (b) If any action  shall be brought to recover any rental under this lease, or for or on account of any  breach of or to  enforce  or  interpret  any of the terms,  covenants or conditions of this lease, or for the recovery of possession of the  premises,  the  prevailing  party shall be entitled to recover  from the other party, as part of prevailing  party's costs, a reasonable  attorney's fee, the amount of which  shall be fixed by the court and shall be made a part of any judgment rendered.

HOLDING OVER:

19.  In the  event  of any  holding  over by  Tenant  after  the  expiration  or termination  of this lease,  unless the parties hereto  otherwise  agree in writing,  Tenant  shall  become a tenant at  sufferance  only,  subject  to termination  by  Landlord  or Tenant at any time upon at least  thirty (30)
     days advance  written  notice,  and all other terms and  provisions of this
     Lease shall be  applicable  during that period.  Acceptance  by Landlord of rent after such  expiration or earlier  termination  shall not constitute a consent to a hold over hereunder or result in an extension of this Lease.

SUBORDINATION:

20.  Landlord  expressly  reserves  the  right at any time to  place  liens  and encumbrances on and against the premises and the building, superior in lien and effect to this lease and the estate created hereby.  This lease, at the option of Landlord,  is and shall be subject,  subordinate  and inferior to the lien and estate of any liens and encumbrances,  renewals, extensions or replacements thereof now or hereafter imposed by Landlord upon the premises or the  building.  Tenant  agrees to execute and  deliver  upon demand such further  instrument  or  instruments  subordinating  this lease to any such liens  or  encumbrances  as  shall  be  desired  by  Landlord,  and  hereby irrevocably  appoints  Landlord its attorney in fact to execute and deliver any such instrument or instruments for or in the name of Tenant.

NOTICES:

21.  All notices,  demands or other writing in this lease  provided to be given, made or sent by either  party  hereto to the other  shall be deemed to have been fully  given,  made or sent when made in writing and  deposited in the
     United  States  mail  registered  and,  postage  prepaid and  addressed  as follows:

         TO LANDLORD                  303 San Mateo NE, Suite 104A
                                             Albuquerque, New Mexico 87108

         TO TENANT                    On the leased premises and       home address

The address to which any notice,  demand or other writing may be given,  made or sent to either  party may be changed by  written  notice  given by such party as above provided.

REMEDIES CUMULATIVE:

22.  All remedies herein  conferred upon Landlord shall be cumulative and no one exclusive of any other remedy conferred herein or by law.

WAIVER:

23.  The waiver by  Landlord  of any breach of any term  covenant  or  condition herein  contained  shall not be deemed to be a waiver of such term covenant or  condition  or any  subsequent  breach  of the  same or any  other  term covenant or condition herein contained. The subsequent acceptance of rental hereunder by Landlord shall not be deemed a waiver of any preceding  breach by Tenant of any term,  covenant or condition of this lease, other than the failure of Tenant to pay the particular  rental so accepted,  regardless of
     Landlord's  knowledge of such preceding breach at the time of acceptance of such rental.  None of the terms,  covenants or conditions of this lease can be waived by  either  Landlord  or  Tenant  except by  appropriate  written instrument.

CONSTRUCTION OF LEASE:

24.  The  language in all parts of this lease shall in all cases be construed as a whole  according  to its fair  meaning  and not  strictly  for or against either  Landlord  or  Tenant.  Paragraph  headings  in this  lease  are for convenience  only and are not to be construed as a part of this lease or in any way defining,  limiting or amplifying the provisions hereof. Time is of the essence of this lease and of every term,  covenant and condition hereof
     The words "Landlord" and "Tenant", as herein used, shall include the plural as well as the  singular.  The neuter  gender  includes the  masculine  and feminine. In the event there is more than one Tenant, the obligations to be performed shall be joint and several. Landlord and Tenant agree that in the event  any term,  covenant  or  condition  herein  contained  is held to be invalid or void by any court of competent  jurisdiction,  the invalidity of any such term, covenant or condition shall in no way affect any other term, covenant or condition herein contained.

25.  The tenant  understands  this is a  non-smoking  building  and that smoking within the building  will subject this lease to default with full amount of lease due to Landlord on liquidated damages.

26.  A deposit of WAIVED is due upon  execution  of this  Lease.  The deposit is refundable, less and costs associated with the default of this lease or any damage to the premises by Tenant.

SUCCESSORS AND ASSIGNS:

27.  Subject to the provisions of Paragraph 16 hereof, all the terms,  covenants and conditions of this lease shall be binding upon and inure to the benefit of and shall  apply to the  respective  heirs,  executors,  administrators, successors,  assigns  and legal  representatives  of  Landlord  and Tenant.
     REASONABLE CONSENT:

28.  Landlord agrees not to unreasonably  withhold its approval of or consent to any act of Tenant,  where such approval or consent is required by the terms of this lease.

     IN WITNESS  HEREOF,  the parties  hereto have executed  this  instrument by proper persons thereunto duly authorized to do so on this day of , 1999.

Tenant:                                                 Landlord:

Americana Publishing, Inc.                              George Lovato, Jr.

By:                                                      By:

By:                                                      By:

                                                         Its:

By: